UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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JIANGBO PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JIANGBO PHARMACEUTICALS, INC.

25 Haihe Road, Laiyang Economic Development Zone,
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 28, 2011

TO THE STOCKHOLDERS OF JIANGBO PHARMACEUTICALS, INC.:

The Annual Meeting of the Stockholders of Jiangbo Pharmaceuticals, Inc., a Florida corporation (the “Company”, “Jiangbo Pharmaceuticals”, “we”, “us” or “our”), will be held on June 28, 2011, at 9:00 a.m. Beijing Standard Time (local time), which is equivalent to June 27, 2011 at 9:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  The Annual Meeting is called for the following purposes:

1.	To elect five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011;

3.	To approve and adopt the Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock at the close of business on May 24, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy, and return it promptly in the enclosed return envelope.  If you grant a proxy, you may revoke it at any time prior to the Annual Meeting.  Whether you grant a proxy, you may vote in person, if you attend the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors and in the adoption of the Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan, unless you direct the nominee holder how to vote, by marking your proxy card.

By Order of the Board of Directors,

/s/ Cao Wubo
Cao Wubo
Chairman of the Board of Directors

Dated: May 31, 2011

JIANGBO PHARMACEUTICALS, INC.

25 Haihe Road, Laiyang Economic Development Zone,
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

PROXY STATEMENT

for

Annual Meeting of Stockholders
to be held on June 28, 2011

INTRODUCTION

Your proxy is solicited by the Board of Directors of Jiangbo Pharmaceuticals, Inc., a Florida corporation (the “Company”, “Jiangbo Pharmaceuticals”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders to be held on June 28, 2011, at 9:00 a.m. Beijing Standard Time (local time), which is equivalent to June 27, 2011 at 9:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  The Annual Meeting is called for the following purposes:

1.	To elect five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011;

3.	To approve and adopt the Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set May 24, 2011 as the record date (the “Record Date”) to determine those holders of common stock, par value $0.001 per share, of the Company (the “Common Stock”) who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the Annual Meeting may be examined at the Company’s office during the 10-day period preceding the Annual Meeting.

On or about June 3, 2011, this proxy statement, the proxy card and annual report are being mailed to stockholders of record as of the close of business on the Record Date.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  As of the close of business on the Record Date, a total of 13,692,179 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. U.S. Eastern Standard Time on June 26, 2011 to be counted.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting.  Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy.  Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes.  You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting.  If you sign and return your proxy card your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.  The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.  Proposal 2 shall be approved upon the affirmative vote of a majority those shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  An abstention with respect to Proposal 2, will have the effect of a vote against the proposal.  Approval of the adoption of our 2011 Omnibus Securities and Incentive Plan under Proposal 3 requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. An abstention with respect to Proposal 3 will have the same effect as a vote against the proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers who hold shares of our Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” including, among other things, the election of directors and the adoption of our 2011 Omnibus Securities and Incentive Plan, without specific instructions from the beneficial owner.

A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If your broker or other nominee holds your shares of the our Common Stock in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which a broker has expressly not voted.  We encourage you to provide instructions to your broker regarding the voting of your shares.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce the preliminary voting results at the Annual Meeting and the public final results in a current report on Form 8-K, which we will file with the Securities and Exchange Commission within four business days, which period begins to run on the day on which the Annual Meeting ended.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1.   The Florida Business Corporation Act and the rules applicable to us as a result of the listing of our common stock on the NASDAQ Global Market require corporations to hold elections for directors each year.

Proposal No. 2.   We appointed Marcum Bernstein & Pinchuk LLP to serve as our independent auditors for the fiscal year ending June 30, 2011.  We elect to have our stockholders ratify such appointment.

Proposal No. 3.   The rules applicable to us as a result of the listing of our common stock on the NASDAQ Global Market require us to obtain the approval of our stockholders to the adoption of our 2011 Omnibus Securities and Incentive Plan.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date.  Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting.  At the close of business on the Record Date there were 13,692,179 shares of Common Stock issued and outstanding.  There are no other issued and outstanding voting securities as of the Record Date.  Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting.  Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.  Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered.  If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o Jiangbo Pharmaceuticals, Inc., at the Company’s office located at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  The Company’s telephone number is (86) 535-7282997.  Stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of Common Stock as of May 24, 2011 by (i) each person known to us to own beneficially more than 5% of our Common Stock, (ii) each of our directors, each of our nominees for director and each of our named executive officers; and (iii) all executive officers, directors and nominees for director as a group.  Unless otherwise indicated, the address for all of the executive officers, directors, nominees for director and stockholders named below is c/o Jiangbo Pharmaceuticals, Inc., 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  The percentage of class beneficially owned set forth below is based on 13,692,179 shares of common stock outstanding on May 24, 2011.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Cao Wubo, Chairman of the Board (3)	4,901,842	35.80%
Jin Linxian, Chief Executive Officer	—	—
Elsa Sung, Chief Financial Officer (4)	6,414	*
Ziling Sun (5)	—	—
Dong Lining, Vice President, Director of Technology	—	—
Yang Weidong, Vice President, Director of Sales	—	—
Xin Jingsheng, Director of Equipment	—	—
Feng Xiaowei, Director	10,900	*
Huang Lei, Director	—	—
Ge Jian, Director	9,993	*
Michael Marks, Director (6)	2,259	*
John (Yang) Wang, Director (7)	2,393	*
Dr. George (Guoqing) Zhou, Director (8)	—	—
Verda International Limited (9)	4,856,592	35.47%
Pope Investments LLC (10)(11)	1,750,056	9.99%
Wellington Trust Company, NA and Wellington Management Company, LLP (12)	692,200	5.06%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group (12 persons)	4,933,801	36.03%

*             Less than one percent.

(1)           The amount of beneficial ownership includes the number of shares of Common Stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of February 15, 2011 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.

(2)           Based upon 13,692,179 shares of Common Stock outstanding as of May 24, 2011.

(3)           Includes 4,856,592 shares of common stock owned by Verda International Limited, a company of which Mr. Cao is the Executive Director and owner of 100% of the equity interest. The address for Verda International Limited is A-1 Building Dasi Street, Laiyang City, Shandong Province, China.

(4)           Ms. Sung resigned from her position as the Chief Financial Officer of the Company, effective March 31, 2011.

(5)           Ms. Sun was appointed as Interim Chief Financial Officer of the Company, effective May 12, 2011.

(6)           On May 23, 2011, Mr. Marks notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders.

(7)           On May 23, 2011, Mr. Wang notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders.

(8)           On May 27, 2011, Mr. Zhou was appointed as an independent director of the Company.

(9)           The business address of Verda International Limited is A-1 Building Dasi Street Laiyan City, Shandong Province, PRC. Mr. Cao Wubo has sole voting and dispositive power over the shares of Verda International Limited.

(10)           The business address of Pope Investments LLC (“Pope Investments”) is 5100 Polar Avenue, Suite 805, Memphis, Tennessee 38137.  Includes (i) 437,500 shares of Common Stock issuable to Pope Investments, upon conversion of $3,500,000 aggregate principal amount of the Company’s 2007 Notes and (ii) up to an additional 1,437,500 shares of Common Stock issuable to Pope Investments upon conversion of $11,500,000 aggregate principal amount of the Company’s 2008 Notes and 1,062,500 shares of Common Stock issuable upon exercise of 1,062,500 2008 Warrants.

Pope Asset Management LLC, a Tennessee limited liability company (“Pope Asset”) serves as an investment adviser and/or manager to Pope Investments. Pope Asset is the sole manager for Pope Investments and has sole voting control and investment and disposition power and discretion with respect to all securities held by Pope Investments. Pope Asset may be deemed to beneficially own shares owned or held by, or held for the account or benefit of, Pope Investments. Mr. William P. Wells is the sole manager of Pope Asset. Mr. Wells may be deemed to own shares owned or held by, or held for the account or benefit of, Pope Investments. Pope Asset and Mr. Wells do not directly own any shares of Common Stock.

(11)           The percentage of shares of Common Stock that may be beneficially owned by Pope Investments is limited to 9.99% and no shares of Common Stock in excess of this beneficial ownership limitation may be issued by the Company to Pope Investments. This limitation may be waived by Pope Investments at any time upon 61 days’ notice to the Company.

(12)           The business address of both Wellington Trust Company, NA and Wellington Management Company, LLP is c/o Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.  According to the Schedule 13Gs filed by Wellington Trust Company, NA and Wellington Management Company, LLP on February 14, 2011, Wellington Trust Company, NA and Wellington Management Company, LLP share beneficial ownership of these shares.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors has nominated five (5) persons to stand for election.  If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified.  The Board of Directors expects that each of the nominees will be available for election, but if any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute nominee whom the Board nominates.

NOMINEES

Set forth below is the name, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Cao Wubo	46	Chairman of the Board	October 1, 2007
Feng Xiaowei (1)(2)(3)	43	Independent Director	October 1, 2007
Huang Lei (3)	28	Independent Director	October 1, 2007
Ge Jian (2)(3)	40	Independent Director	October 1, 2007
Dr. George (Guoqing) Zhou (1)(4)	47	Independent Director	May 27, 2011

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating and Corporate Governance Committee.
(4) Mr. Zhou was appointed as a member of the Audit Committee on May 27, 2011.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term.  There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

CAO WUBO - CHAIRMAN OF THE BOARD OF DIRECTORS.  Cao Wubo has served as our chairman of the board since October 2007. From October 2007 to June 2010, Mr. Cao also served as our chief executive officer. He has served as the chairman of Laiyang Jiangbo Pharmaceutical Co., Ltd. since 2003. From 1981 to 1988, Mr. Cao completed his military service in the Chinese Army, during which he was sales section director in Laiyang Yongkang Pharmaceutical Factory. From 1988 to 1998, he continued working in Laiyang Yongkang Pharmaceutical Factory as Marketing Manager. From 1998 to 2003, he was general manager of Laiyang Jiangbo Pharmacy Co. Ltd. and Laiyang Jiangbo Chinese and Western Pharmacy Co. Ltd. He is the founder of Laiyang Jiangbo Pharmacy Co. Ltd., Laiyang Jiangbo Chinese and Western Pharmacy Co. Ltd., and Laiyang Jiangbo Pharmaceutical Co. Ltd.  Since August 2009, Mr. Cao has also served as the chief executive officer and chairman of Shandong Hilead Biotechnology Co., Ltd. Mr. Cao graduated from Wuchang Architectural Engineering Institute correspondence program and obtained a degree in Business Administration in July 1995.

FENG XIAOWEI – INDEPENDENT DIRECTOR.  Feng Xiaowei has served as our director since October 2007. Mr. Feng graduated from Dalian Jiaotong University Railway Locomotive & Car Department with a bachelors degree and Jilin University Postgraduate Research Institute Foreign Economic Law Department with a masters degree. Over the course of his career, he has been procurator in Shenyang Railroad Transportation Procuratorate, associate professor in Jilin University, counsel in China Jilin International Trust and Investment Corporation, expert commissary of China Strategy and Administration Association, and deputy secretary-general of the “China Strengthening Self-Innovative Capacity and Building Innovative Nation Forum.” He has participated in the Research on National Economic Development Strategy and in the subject investigation of Beijing Olympic Games, Guangzhou Development Zone and Tianjin Development Zone. He has been commissioner of Yunnan Province Policy and Economic Development Task Team, commissioner of the Xinjiang Uygur Autonomous Region Policy and Economic Development Task Team and commissioner of the China Shi Hezi National Economic Development Zone Task Team. He is the founder of the Chinese Young People Network Home Co. Ltd., and has presided over the China Young People Card Project. From January 2003 to June 2005, he was Vice President of the Chinese Young People Network Home Co. Ltd. Mr. Feng has been the general manager of Anqiao International Investment Co., Ltd. since June 2005 through present. Mr. Feng received his Master degree in Economic Law from Jilin University in June 2000. He also received his Bachelor degree majoring in Railway Train from Dalian Jiaotong University in 1991.

HUANG LEI - INDEPENDENT DIRECTOR.  Huang Lei has served as our director since October 2007. Ms. Huang graduated from Kwantlen University College in Canada. She earned her MBA degree from the University of British Columbia in October 2006. From November 2006 to 2007, she was a marketing manager in CúC Top Enterprises Ltd. Ms. Huang has published articles on business administration at Canada Weekly and school magazines, and earned the Best International Student Scholarship and a full scholarship. Ms. Huang speaks English, French, Mandarin and Cantonese, and has a working knowledge of accountancy and business administration. Ms. Huang received her Bachelor degree in accounting from University of British Columbia in 2006.

GE JIAN - INDEPENDENT DIRECTOR. Ge Jian has served as our director since October 2007. Mr. Ge Jian graduated from Shandong University Management Sciences Department with a Bachelor of Business Administration in 1992. From 1992 to the end of 2000, he worked for the Development and Reform Commission of Yantai. From 2001 to 2006, he was the minister of the Capital Operation Department and the minister of the Development Department in Zhenghai Group Co. Ltd., and a director of Yantai Hualian Development Group Co. Ltd. Since 2006, he has been the general manager of Yantai Zhenghai Pawn Co. Ltd. Mr. Ge received his Bachelor degree in Management from Shandong University in 1992.

DR. GEORGE (GUOQING) ZHOU – INDEPENDENT DIRECTOR. Dr. George (Guoqing) Zhou has served as the chief executive officer and a member of the board of directors of Beijing Tengzhong Investment Ltd. (“Tengzhong”), and Sichuan Tengzhong Heavy Machinery Industrial Co., Ltd. since August 2009. He has also been an independent director of China Media Express (Nasdaq: CCME) since November 2009. Prior to Tengzhong, Dr. Zhou was the Chief Operation Officer of Benda Pharmaceutical (BPMA.OB) (“Benda”) from September 2008 to May 2009 . Prior to Benda, from June 2007 to July 2008, Dr. Zhou was a Partner and Managing Director of Eos Funds, where he directed investments in Chinese companies which intended to list on U.S. and Canadian exchanges. Prior to that, from November 2003 to May 2006, Dr. Zhou served as Co-Founder, President & CEO, and member of the Board of Directors of Abepharma Ltd. and Red Mountain Pharmaceuticals (China) Ltd. Dr. Zhou was a post-doctoral fellow in molecular biology at the University of Victoria, Canada and received a Ph. D. in molecular biology from Umea University, Sweden in 1996. He received his Masters degree in Genetics at Southwest University, China in 1986. He received a Bachelor degree from Chongqing Normal University in Biology in 1983. He was an associate professor from August 1996 to 1998 at Chongqing University, China.

MICHAEL MARKS - INDEPENDENT DIRECTOR. Michael Marks has served as our director since July 18, 2008. On May 23, 2011, Mr. Marks notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders.

JOHN (YANG) WANG - INDEPENDENT DIRECTOR. John (Yang) Wang has served as our director since September 8, 2008. On May 23, 2011, Mr. Wang notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, there have been no other transactions since June 30, 2009, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director of officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had, or will have, a direct or indirect material interest other than as disclosed below.

Pope Settlement

On January 19, 2011, the Company and Pope Investments LLC (“Pope”) entered into a Letter Agreement (the “Letter Agreement”), whereby Pope agreed (i) to waive certain provisions set forth in the Securities Purchase Agreement, by and between the Company and Pope Asset Management LLC, dated as of November 6, 2007 (the “2007 Securities Purchase Agreement”) with respect to the 6% Convertible Subordinated Debenture of the Company dated November 6, 2007 issued to Pope (the “2007 Notes”), (ii) to waive certain provisions set forth in the Securities Purchase Agreement, by and between the Company and the investors who are parties thereto (collectively, the “Investors”), dated as of May 30, 2008 (the “2008 Securities Purchase Agreement”) with respect to the 6% Convertible Notes of the Company dated May 30, 2008, issued to the Investors (collectively, the “2008 Notes”), and (iii) to waive certain provisions set forth in a Waiver Agreement dated February 15, 2010 by and between the Company and Pope (the “February Waiver Agreement”). Pope is the holder of $3,500,000 principal amount of the 2007 Notes (the “2007 Pope Notes”) and the holder of $11,500,000 aggregate principal amount of the 2008 Notes (the “2008 Pope Notes”, and collectively with the 2007 Pope Notes, the “Pope Notes”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2007 Securities Purchase Agreement, 2008 Securities Purchase Agreement, the 2007 Notes, or the 2008 Notes.

Pursuant to the Letter Agreement, Pope (i) agreed to continue to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and 2008 Notes that were due and payable on November 30, 2009 (collectively, the “November Interest Payments”), (ii) to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and the 2008 Notes that were due and payable on May 30, 2010 (the “May Interest Payments”), (iii) to waive the Events of Default that have occurred as a result of the Company’s failure to pay the aggregate outstanding principal amount, together with all accrued interest thereon with respect to the 2007 Notes on November 30, 2010, (iv) to waive the Events of Default that have occurred as a result of the Company’s failure to timely make interest payments on the 2007 Notes and the 2008 Notes that were due and payable on November 30, 2010 (the “November 2010 Interest Payments”) and (v) to agree not to provide written notice to the Company with respect to the occurrence of any of such Events of Default.

Pursuant to the terms of the Letter Agreement, the Company agreed that no later than January 20, 2011, (A) it will pay to all holders of the 2007 Notes who make certain representations set forth in the Letter Agreement to the Company, an amount equal to the sum of (i) the interest payment that was due and payable on the 2007 Notes on November 30, 2009 at the non-default rate of 6% per annum, (ii) the interest payment that was due and payable with respect to the 2007 Notes on May 30, 2010 at the non-default rate of 6% per annum, and (iii) the interest payment that was due and payable on the 2007 Notes on November 30, 2010 at the non-default rate of 6% per annum in shares of the Company’s common stock, par value $0.001 per share, valued at $6.50 per shares (the “Interest Shares”), and (B) it will  pay to all holders of the 2008 Notes who make certain representations set forth in the Letter Agreement to the Company, an amount equal to the sum of (i) the interest payment that was due and payable on the 2008 Notes on November 30, 2009 at the non-default rate of 6% per annum, (ii) the interest payment that was due and payable with respect to the 2008 Notes on May 30, 2010 at the non-default rate of 6% per annum, and (iii) the interest payment that was due and payable on the 2007 Notes on November 30, 2010 at the non-default rate of 6% per annum in Interest Shares.  The Company further agrees that no later than January 20, 2011, it will pay to all holders of the 2007 Notes and the 2008 Notes who make certain representations set forth in the Letter Agreement to the Company, an additional payment, with respect to (x) the period beginning on June 1, 2009 and ending on November 30, 2009, (y) the period beginning on December 1, 2009 and ending on May 30, 2010, and (z) the period beginning on June 1, 2010 and ending on November 30, 2010, in shares of the Company’s common stock, par value $0.001 per share, valued at $7.50 per share (the “Penalty Shares” and, collectively with the Interest Shares, the “Shares”), equal to the additional interest payable with respect to the 2007 Notes and the 2008 Notes for each of such periods at the rate of 10% per annum (such interest payment shall be referred to herein as the “Special Interest Payment”).

Pursuant to the Letter Agreement, the Company agreed that (i) the number of Interest Shares  payable to all holders of the 2007 Notes and the 2008 Notes shall be 366,048 shares of which, 273,547 shall be paid to Pope and (ii) the number of Penalty Shares payable to all holders of the 2007 Notes and the 2008 Notes shall be 520,229 shares, of which 386,449 shall be paid to Pope.

Pope further agreed to waive each and every applicable provision of the 2007 Securities Purchase Agreement (including without limitation, Section 6.9 (Price Adjustment), the 2008 Securities Purchase Agreement (including, without limitation Section 4.17 (Right of First Refusal), Section 4.18 (Conversion Price Adjustment, 4.21(c) (Additional Negative Covenants of the Company)), the 2007 Notes and the 2008 Notes, each to the extent necessary in order to permit the Company (x) to make the payments of accrued interest at the option of the holders of the 2007 Notes and/or the 2008 Notes in the form of Interest Shares as set forth herein and (y) to make the Special Interest Payment.  In addition, Pope agreed that the Maturity Date (as defined in the 2007 Notes) shall be extended to February 28, 2011.

The Company was unable to repay the 2007 Notes on February 28, 2011 and an Event of Default with respect to the 2007 Notes has occurred. The Company was unable to repay the 2008 Notes on May 30, 2011 and an Event of Default with respect to the 2008 Notes has occurred. As of the date of this proxy statement, no formal event of default notice has been presented by the sole holder of the 2007 Notes or the majority holder of the 2008 Notes and the Company is currently in discussions with such holders to resolve the delinquent situation.

The Company became delinquent on the payment of interest and principal under the 2007 Notes and 2008 Notes due to delays in its ability to transfer cash out of the People’s Republic of China.

Other Receivable - Related Parties

The Company leases two of its buildings to Jiangbo Chinese-Western Pharmacy, a company owned by Wubo Cao, Chairman of the Company’s Board and other majority shareholders. For the years ended June 30, 2010 and 2009, and for the six month period ended December 31, 2010, the Company recorded other income of approximately $323,000 and 383,000, and $164,000 from leasing the two buildings to this related party. As of June 30, 2010 and 2009, amount due from this related party were approximately $324,000 and $0, respectively. Other receivable – related parties outstanding amount at June 30, 2010 was fully received in September 2010.

On December 23, 2010, the Company advanced approximately $104,000 to Jiangbo Chinese-Western Pharmacy, an entity 90% owned by the Company’s Chairman, on an unsecured and interest free basis. The amount was fully repaid by Jiangbo Chinese-Western Pharmacy on December 30, 2010.

Other Payables - Related Parties

The Company leases two warehouses from Shandong Hilead Biotechnology Co., Ltd., a company majority owned by Cao Wubo, the Company’s Chairman and formal Chief Executive Officer, in fiscal year 2010. For the year ended June 30, 2010, the Company recorded rent expenses related to this lease of approximately $103,000 which are included in the Company’s selling, general and administrative expenses. As of June 30, 2010 and December 31, 2010, amounts due to this related party were approximately $49,000 and $0.

Other payables-related parties primarily consist of accrued salary payable to the Company’s officers and directors, and advances from the Company’s Chairman and formal Chief Executive Officer. These advances are short-term in nature and bear no interest. The amounts are expected to be repaid in the form of cash.  Other payables - related parties consisted of the following:

	December 31, 2010		June 30, 2010	June 30, 2009
Payable to Wubo Cao, Chairman of the Board and formal Chief Executive Officer	$		$153,939	$184,435
Payable to Shandong Hilead Biotechnology Co., Ltd., majority owned by Wubo, Cao, Chairman of the Board and formal Chief Executive Officer		0	48,609	-
Payable to Michael Marks, Director		10,000	-
Payable to Haibo Xu, formal Chief Operating Officer and Director		-	33,688	33,688
Payable to Elsa Sung, Chief Financial Officer		22,732	5,932	18,333
Payable to John Wang, Director		22,536	12,500	2,500
Total other payable - related parties	$		$255,595	$238,956

May 2008 Escrow Agreement

In connection with the May 2008 Financing, Mr. Cao, the Chairman of the Company’s Board, placed 3,750,000 shares of common stock of the Company owned by him in an escrow account pursuant to a make good escrow agreement, dated May 30, 2008 (the “Make Good Escrow Agreement”). In the event that either (i) the Company’s adjusted 2008 earnings before taxes is less than $26,700,000 USD (“2008 Guaranteed EBT”) or (ii) the Company’s 2008 adjusted fully diluted earnings before taxes per share is less than $1.6 USD (“2008 Guaranteed Diluted EBT”), 1,500,000 of such shares (the “2008 Make Good Shares”) are to be released pro rata to the May 2008 Investors. In the event that either (i) the Company’s adjusted 2009 earnings before taxes is less than $38,400,000 USD (“2009 Guaranteed EBT”) or (ii) the Company’s adjusted fully diluted earnings before taxes per share is less than $2.32 USD (or $2.24 USD if the 500,000 shares of common stock held in escrow in connection with the November 2007 private placement have been released from escrow) (“2009 Guaranteed Diluted EBT”), 2,250,000 of such shares (the “2009 Make Good Shares”) are to be released pro rata to the May 2008 Investors. Should the Company successfully satisfy these respective financial milestones, the 2008 Make Good Shares and 2009 Make Good Shares will be returned to Mr. Cao. The Company has determined that both thresholds for the period ended June 30 2009 and June 30, 2008 have been met. The make good shares have yet to be returned to Mr. Cao.  In addition, Mr. Cao is required to deliver shares of common stock owned by him to the Investors on a pro rata basis equal to the number of shares (the “Settlement Shares”) required to satisfy all costs and expenses associated with the settlement of all legal and other matters pertaining to the Company prior to or in connection with the completion of the Company’s October 2007 share exchange in accordance with formulas set forth in the May 2008 Securities Purchase Agreement (post 40-to-1 reverse split).

Our Contractual Arrangements with Laiyang Jiangbo and Its Shareholders

PRC law currently limits foreign equity ownership of Chinese companies. To comply with these foreign ownership restrictions, we operate our business in China through a series of contractual arrangements with Laiyang Jiangbo and its shareholders. The contractual arrangements are primarily between two entities associated with our wholly owned subsidiary Karmoya International Limited, a British Virgin Islands Company (“Karmoya”): (1) Genesis Jiangbo (Laiyang) Biotech Technologies Co., Ltd. (“GJBT”), Karmoya’s wholly foreign owned enterprise in PRC, and (2) Laiyang Jiangbo Pharmaceutical Co., Ltd. (“Laiyang Jiangbo”), Karmoya’s operating company in PRC. Under PRC laws, each of GJBT and Laiyang Jiangbo is an independent legal person and neither of them is exposed to liabilities incurred by the other party. The contractual arrangements constitute valid and binding obligations of the parties of such agreements. Each of the contractual arrangements, as amended and restated, and the rights and obligations of the parties thereto are enforceable and valid in accordance with the laws of the PRC. Other than pursuant to the contractual arrangements described below, Laiyang Jiangbo does not transfer any other funds generated from its operations to any other member of the LJ Group. On September 21, 2007, we entered into the following contractual arrangements (collectively, the “LJ Agreements”):

Consulting Services Agreement. Pursuant to the exclusive consulting services agreement between GJBT and Laiyang Jiangbo, GJBT has the exclusive right to provide to Laiyang Jiangbo general consulting services related to pharmaceutical business operations, as well as consulting services related to human resources and technological research and development of pharmaceutical products and health supplements (the “Services”). Under this agreement, GJBT owns the intellectual property rights developed or discovered through research and development while providing the Services for Laiyang Jiangbo. Laiyang Jiangbo pays a quarterly consulting service fee in Chinese Renminbi (“RMB”) to GJBT that is equal to all of Laiyang Jiangbo’s revenue for such quarter.

Operating Agreement. Pursuant to the operating agreement among GJBT, Laiyang Jiangbo and the shareholders of Laiyang Jiangbo who collectively hold 100% of the outstanding shares of Laiyang Jiangbo (collectively, the “Laiyang Shareholders”), GJBT provides guidance and instructions on Laiyang Jiangbo’s daily operations, financial management and employment issues. The Laiyang Shareholders must appoint the candidates recommended by GJBT as members of Laiyang Jiangbo’s board of directors. GJBT has the right to appoint senior executives of Laiyang Jiangbo. In addition, GJBT agrees to guarantee Laiyang Jiangbo’s performance under any agreements or arrangements relating to Laiyang Jiangbo’s business arrangements with any third party. Laiyang Jiangbo, in return, agrees to pledge its accounts receivable and all of its assets to GJBT. Moreover, Laiyang Jiangbo agrees that without the prior consent of GJBT, Laiyang Jiangbo will not engage in any transactions that could materially affect the assets, liabilities, rights or operations of Laiyang Jiangbo, including, but not limited to, incurrence or assumption of any indebtedness, sale or purchase of any assets or rights, incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party, or transfer of any agreements relating to its business operation to any third party. The term of this agreement is ten (10) years from September 21, 2007 unless early termination occurs in accordance with the provisions of the agreement and may be extended only upon GJBT’s written confirmation prior to the expiration of the this agreement, with the extended term to be mutually agreed upon by the parties.

Equity Pledge Agreement. Pursuant to the equity pledge agreement among GJBT, Laiyang Jiangbo and the Laiyang Shareholders, the Laiyang Shareholders pledged all of their equity interests in Laiyang Jiangbo to GJBT to guarantee Laiyang Jiangbo’s performance of its obligations under the consulting services agreement. If either Laiyang Jiangbo or any of the Laiyang Shareholders breaches its respective contractual obligations, GJBT, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. The Laiyang Shareholders also granted GJBT an exclusive, irrevocable power of attorney to take actions in the place and stead of the Laiyang Shareholders to carry out the security provisions of the equity pledge agreement and take any action and execute any instrument that GJBT may deem necessary or advisable to accomplish the purposes of the equity pledge agreement. The Laiyang Shareholders agreed, among other things, not to dispose of the pledged equity interests or take any actions that would prejudice GJBT’s interest. The equity pledge agreement will expire two (2) years after Laiyang Jiangbo obligations under the exclusive consulting services agreement have been fulfilled.

Option Agreement. Pursuant to the option agreement among GJBT, Laiyang Jiangbo and the Laiyang Shareholders, the Laiyang Shareholders irrevocably granted GJBT or its designated person an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Laiyang Jiangbo for the cost of the initial contributions to the registered capital or the minimum amount of consideration permitted by applicable PRC law. GJBT or its designated person has sole discretion to decide when to exercise the option, whether in part or in full. The term of this agreement is ten (10) years from September 21, 2007 unless early termination occurs in accordance with the provisions of the agreement and may be extended only upon GJBT’s written confirmation prior to the expiration of the this agreement, with the extended term to be mutually agreed upon by the parties.

Proxy Agreement. Pursuant to the proxy agreement among GJBT and the Laiyang Shareholders, the Laiyang Shareholders agreed to irrevocably grant and entrust all the rights to exercise their voting power to the person(s) appointed by GJBT. GJBT may from time to time establish and amend rules to govern how GJBT shall exercise the powers granted to it by the Laiyang Shareholders, and GJBT shall take action only in accordance with such rules. The Laiyang Shareholders shall not transfer their equity interests in Laiyang Jiangbo to any individual or company (other than GJBT or the individuals or entities designated by GJBT). The Laiyang Shareholders acknowledged that they will continue to perform this agreement even if one or more than one of them no longer hold the equity interests of Laiyang Jiangbo. This agreement may not be terminated without the unanimous consent of all of the parties, except that GJBT may terminate this agreement by giving thirty (30) days prior written notice to the Laiyang Shareholders.

As a result of the Exchange Transaction, we have contractual arrangements with Laiyang Jiangbo which give us the ability to substantially influence Laiyang Jiangbo’s daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder approval.

On December 23, 2010, the Company advanced approximately $104,000 to Jiangbo Chinese-Western Pharmacy, an entity 90% owned by the Company’s Chairman, on an unsecured and interest free basis. The amount was fully repaid by Jiangbo Chinese-Western Pharmacy on December 30, 2010.

Policy on Related Party Transactions

It is our policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons also are required to furnish our company with copies of all Section 16(a) forms they file.  Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during our fiscal year ended June 30, 2010, Mr. Wubo Cao, Ms. Elsa Sung, Mr. Michael Marks, and Mr. John Wang did not timely file a Form 4 and Mr. Linxian Jin did not timely file a Form 3.

BOARD OPERATIONS

Board Leadership Structure

The positions of Chief Executive Officer and Chairman of the Board of Directors of our Company are held by different persons.  Mr. Cao, who previously served as the Chief Executive Officer and Chairman of the Board of Directors of the Company, resigned from his position as our Chief Executive Officer on June 29, 2010. Mr. Cao continues his role as the Chairman of the Board of Directors of the Company.  Mr. Jin Linxian was appointed as the Company’s Chief Executive Officer, effective July 1, 2010, to fill the vacancy caused as a result of resignation of Mr. Cao as the Company’s Chief Executive Officer.

Each of the directors other than Wubo Cao is independent (see “Director Independence” below), and the Board of Directors believes that the independent directors provide effective oversight of management. The Board of Directors has not designated a lead director.  Our independent directors call and plan their executive sessions collaboratively and, between Board of Directors meetings, communicate with management and one another directly.  In the circumstances, the directors believe that formalizing in a lead director functions in which they all participate might detract from rather than enhance performance of their responsibilities as directors.

Director Qualifications

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses.  We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion.  We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees.  We believe that all of our directors meet the foregoing qualifications.

The Nominating and Corporate Governance Committee and the Board believe that the leadership skills and other experiences of its Board members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Cao Wubo: Cao Wubo is the principal founder of our Company and he contributes to our Board of Directors his leadership skills and his vision of the direction of the development of the Company’s business in the future.  Mr. Cao has accumulated his skills and experience over 20 years of business practice in the pharmaceutical industry.

Feng Xiaowei: Feng Xiaowei contributes to our Board of Directors his skills in business and financial management.  Mr. Feng accumulated his knowledge and experience through his  business experience managing companies doing business throughout China.

Huang Lei: Huang Lei contributes to our Board of Directors her overall business experience that she accumulated from her education and work experience in Canada.

Ge Jian: Ge Jian contributes to the Board of Directors of the Company his management and business development expertise and 20 years of experience of managing and working with companies whose operations are based in China.

George Zhou:  George Zhou ‘s strong academic background and extensive experience in reviewing financial results of companies as an investor together with his exposure in other boards of US companies enables him to be an effective director.

Board Practices

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the Board of Directors will meet regularly on a quarterly basis and additionally as required.

Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board of Directors committees. These committees then provide reports to the full Board of Directors. The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held four meetings during the fiscal year 2010.  During the fiscal year 2010, no director attended fewer than 75% of the meetings of the Board. During the fiscal year 2010, no director attended less than 75% of any meeting of a committee of which the director was a member.  We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.  This is our first Annual Meeting of Stockholders.

DIRECTOR INDEPENDENCE

A majority of the directors serving on our Board must be independent directors under Rule 5605(b)(1) of the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). The Board of Directors has a responsibility to make an affirmative determination whether a directors has a material relationships with the listed company through the application of Rule 5605(a)(2) of the Marketplace Rules of NASDAQ, which provides the definition of an independent director.

The Board of Directors has determined that each of the director nominees standing for election, except Cao Wubo, has no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors has adopted independence standards that follow the criteria specified by applicable laws and regulations of the SEC and the Marketplace Rules of NASDAQ. In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” above.

Based on the application of the independence standards and the examination of all of the relevant facts and circumstances, the Board determined that none of the following directors and nominees had any material relationship with the Company and, thus, are independent under Rule 5605(a)(2) of the Marketplace Rules of NASDAQ: Feng Xiaowei, Huang Lei, Ge Jian, Michael Marks John (Yang) Wang and George (Guoqing) Zhou . In accordance with the Marketplace Rules of NASDAQ a majority of our Board of Directors is independent.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee was established on July 18, 2008.  The members of the Compensation Committee during fiscal year 2010 were John (Yang) Wang, Ge Jian and Feng Xiaowei.  Mr. Feng Xiaowei served as the Chairman of the Compensation Committee. On May 23, 2011, Mr. Wang notified the Company that for personal reasons, he did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders and as a result will cease to be a member of the Compensation Committee following the Company’s 2011 Annual Meeting of Stockholders.

Each of these members are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.  The Compensation Committee operates under a written charter.  The Compensation Committee Charter can be found on our website at www.jiangbopharma.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Compensation Committee Charter is included as Appendix A to this proxy statement.

The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer, Chief Financial Officer and other officers of the Company. Specific responsibilities of our Compensation Committee include:

•
Annually review the Company’s corporate goals and objectives relevant to the officers’ compensation; evaluate the officers’ performance in light of such goals and objectives; and, either as a Compensation Committee together with the other independent directors (as directed by the Board), determine and approve the Officers’ compensation level based on this evaluation.

•	Annually review and make recommendations to the Board with respect to non-Chief Executive Officer and non-Chief Financial Officer compensation.

•	Administer the Company’s incentive-compensation plans and equity-based plans.

•	Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans.

The Compensation Committee has been designated by the Board of Directors to administer our 2011 Omnibus Securities and Incentive Plan.  The Compensation Committee held one meeting during fiscal year 2010.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee was established on February 27, 2010.  The purpose of the Nominating and Corporate Governance Committee is to assist our Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring a process established to assess Board of Directors effectiveness. Specific responsibilities of our Compensation Committee include:

•	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

•	Review with the Board of Directors from time to time the appropriate skills and characteristics required of Board members.

•	Establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

•	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating and Corporate Governance Committee held no meetings during fiscal year 2010.  The members of the Nominating and Corporate Governance Committee during fiscal year 2010 were Ge Jian, Huang Lei and Feng Xiaowei.  Feng Xiaowei served as the Chairman of the Nominating and Corporate Governance Committee.  Each of the above-listed Nominating and Corporate Governance Committee members are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter.  The Nominating and Corporate Governance Committee Charter can be found on our website at www.jiangbopharma.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Nominating and Corporate Governance Committee Charter is included as Appendix B to this proxy statement.

There have been no changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 on September 28, 2010. The Nominating and Corporate Governance Committee will consider director candidates recommended by any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.  The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the NASDAQ Marketplace Rules and applicable SEC regulations.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  “Diversity,” as such, is not a criterion that the committee considers.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met.

Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Jiangbo Pharmaceuticals, Inc., at the Company’s office located at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire.  The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate.  The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election.  A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.  Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

AUDIT COMMITTEE

The Audit Committee was established on July 18, 2008.  The Audit Committee operates under a written charter.  The Audit Committee Charter can be found on our website at www.jiangbopharma.com and can be made available in print free of charge to any shareholder who requests it.  A copy of our Audit Committee is included as Appendix C to this proxy statement.

The purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations.  The Audit Committee reviews and is responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations. Specific responsibilities of our Audit Committee include, among other things:

•	Review and approve all transactions with affiliates, related parties, directors and executive officers.

•
Appoint, compensate, retain and oversee the work of any independent auditor engaged for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

•	Review the independent auditors’ performance.

•	Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles.

•	Following an audit, review significant difficulties encountered during the audit.

•	Review significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements.

•	Review and approve of all transactions with affiliates, related parties, directors and executive officers.

The Audit Committee met four times during fiscal year 2010.  The members of the Audit Committee during fiscal year 2010 were John (Yang) Wang, Feng Xiaowei and Michael Marks.  Michael Marks served as the Chairperson of the Audit Committee.  On May 23, 2011, Mr. Marks and Mr. Wang each notified the Company that for personal reasons, they did not wish to stand for re-election to the Board at the Company’s 2011 Annual Meeting of Stockholders and as a result will cease to be members of the Audit Committee following the Company’s 2011 Annual Meeting of Stockholders. On May 27, 2011, Dr. George (Guoqing) Zhou was appointed to serve as a member of the Audit Committee. Each of the above-listed Audit Committee members are considered “independent” under the current independence standards of NASDAQ Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, as determined by the Board of Directors.

Our Board of Directors has determined that we have one audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Michael Marks is the “audit committee financial expert” and is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process.  The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable Marketplace Rules of NASDAQ. The Audit Committee operates pursuant to a charter that was approved by the Board. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of the oversight of the Company’s financial reporting process, the Audit Committee has reviewed and discussed the audited financial statements with management, the internal auditors and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee has received written disclosures and the letter from the independent auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael Marks, Chairman
John (Yang) Wang
Feng Xiaowei

(1)
The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under NASDAQ Marketplace Rule 5605(b)(2), our independent directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Fengxiao Wei at c/o Jiangbo Pharmaceuticals, Inc., at the Company’s office located at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board.  Stockholders wishing to communicate with the Board or any individual director may send an email through our website at www.jiangbopharma.com or mail a communication addressed to the Secretary of the Company, c/o Jiangbo Pharmaceuticals, Inc., at the Company’s office located at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication.  All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Written copies of the codes can be found on our website at www.jiangbopharma.com and can be made available in print to any shareholder upon request at no charge by writing to our Secretary, c/o Jiangbo Pharmaceuticals, Inc., at the Company’s office located at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.  Our Codes of Ethics are intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to the Codes.

EXECUTIVE COMPENSATION

Introductions

We endeavor to provide our “named executive officers” (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in-line with their roles and responsibilities when compared to peer companies of comparable size in the same or similar locality. It is not uncommon for PRC private corporations in that locality to have base salaries as the sole and only form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

Under the governance of our newly established compensation committee, we plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash compensation, and other equity-based compensation such as stock options. This compensation program shall be comparative to our peers in the industry and aimed to retain and attract talented individuals.

Executive Compensation

 The following is a summary of the compensation we paid for each of the three years ended June 30, 2010, 2009 and 2008, respectively (unless otherwise provided) (i) to the persons who acted as our principal executive officers during the three years, (ii) to the person who acted as our principal financial officer or acted in a similar capacity during the three years and (iii) our other executive officers received compensation in excess of $100,000 in these three year. We refer to these individuals in this 10-K as “named executive officers.”

Summary Compensation of Named Executive Officers

The following table reflects all compensation awarded to, earned by or paid to our named executive officers for our fiscal years ended June 30:

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Cao Wubo,	2010	$-	—	368,500	—	—	—	—	$368,500
Chairman of	2009	$156,000	—	—	—	—	—	—	$156,000
the Board, formal Chief Executive Officer, and President	2008	$117,000	—	—	—	—	—	—	$117,000

Jin Linxiang,	2010 (1)	$8,800	—	—	—	—	—	—	$8,800
Chief	2009 (1)	$8,790	—	—	—	—		—	$8,790
Executive Officer	2008 (1)	$6,276							$6,275

Elsa Sung,	2010	$120,000	—	65,000	—	—	—	—	$185,000
Chief	2009	$120,000	—	—	—	—	—	—	$120,000
Financial Officer (2)	2008 (3)	$67,500	—	27,000	10,847	—	26,296	—	$131,642

Ziling Sun,	2010	$—	—	—	—	—	—	—	$—
Interim Chief	2009	$—	—	—	—	—	—	—	$—
Financial Officer (4)	2008	$—	—	—	—	—	—	—	$—

(1)	Mr. Jin was newly appointed as our Chief Executive Officer on July 1, 2010. Prior to June 30, 2010, Mr. Jin was employed as deputy general manager of Production Technology of Laiyang Jiangbo.

(2)	Ms. Sung resigned from her position as the Chief Financial Officer of the Company, effective March 31, 2011.

(3)
Ms. Sung’s compensation for fiscal 2008 included $94,500 salary payable under the terms of her employment agreement, of which $67,500 was paid by cash, issuance of 3375 shares of our restricted common stock valued at of $27,000 in June 2008 and options to purchase 2,000 shares of our common stock at an exercise price of $12 per share representing other annual compensation which were valued at $10,847 pursuant to the terms of her employment agreement. Options to purchase 5,500 shares of our common stock at an average exercise price of $20.09 per share representing nonqualified deferred compensation earnings other annual compensation which were valued at $26,250 pursuant to the terms of her employment agreement. During our fiscal year ended June 30, 2008, we granted Ms. Sung options for 2,000 shares exercisable at a price of $12 per share, 1,750 shares exercisable at a price of $16 per share, 1,875 shares exercisable at a price of $20 per share and 1,875 shares exercisable at $24 per share with vesting period, 500 shares exercisable at a price of $0.105 per share, which was the lowest closing price of our common stock on the OTC Bulletin Board in the 5 trading days immediately preceding the grant date. These options were granted to Ms. Sung in June, 2008. The options expire on June 10, 2013. The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 5 years; risk-free interest rate of 3.57%; volatility rate of 95%; and weighted average fair market value of $0.1238 per share at date of grant. The aggregate number of stock awards and option awards issued to Ms. Sung and outstanding as of June 30, 2008 is 3,375 and 7,500, respectively.

(4)	Ms. Sun was appointed as Interim Chief Financial Officer of the Company, effective May 12, 2011.

Outstanding Equity Awards

 The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards outstanding as of June 30, 2010 for the persons below:

Outstanding Equity Awards at Fiscal Year Ended
June 30, 2010

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercis- able	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Elsa Sung (1)	2,000			$12	6/10/2013				
	1,750			$16	6/10/2013
	1,875			$20	6/10/2013
	1,875			$24	6/10/2013

Gary Wolfson (2)	61,036			$4.2	12/31/2010				

(1)	Ms. Sung resigned from her position as the Chief Financial Officer of the Company, effective March 31, 2011.

(2)	These options were fully vested as of July 1, 2007.

We currently have no plans that provide for payments or other benefits at, following, or in connection with retirement of our named executive officers.

Nonqualified defined contribution and other nonqualified deferred compensation plans

We currently have no defined contribution or other plans that provide for the deferral of compensation to our named executive officers on a basis that is not tax-qualified.

Employment Agreements

Effective June 10, 2008, the Company entered into an employment agreement (the “Employment Agreement”) with Ms. Sung, our Chief Financial Officer. In accordance with the terms of the Employment Agreement, Ms. Sung will receive an annual base salary of $120,000 and will be entitled to receive performance bonuses of (i) $18,000 if the Company is successfully listed or quoted on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market; (ii) $8,000 if the Company meets its 2008 Guaranteed EBT ( the Company’s adjusted 2008 earnings before taxes is more than $26,700,000 USD or, the Company’s 2008 adjusted fully diluted earnings before taxes per share is less than $1.6 USD); and (iii) $20,000 if the Company meets its 2009 Guaranteed EBT ( the Company’s adjusted 2009 earnings before taxes is less than $38,400,000 USD or, the Company’s adjusted fully diluted earnings before taxes per share is less than $2.32 USD). In addition, In connection with Ms. Sung’s employment, the Board of Directors has approved a non-qualified stock option grant to Ms. Sung in the amount of 7,500 shares of common stock of the Company vesting over an eighteen months period. All shares pursuant to the option must be exercised within five years after the grant date. If the Company terminates Ms. Sung, without cause or if Ms. Sung terminates her employment for Good Reason (as defined therein), Ms. Sung is entitled to receive (i) a lump sum cash payment equal to any accrued and unpaid salary and bonus; (ii) an amount equal to the sum of (a) 80% of her then current base salary and (b) 50% of the average annual cash bonus payments during the preceding 2 fiscal years, with such sum payable in 6 substantially equal monthly installments; and (iii) 6 months of medical and life insurance costs. If the Company terminates Ms. Sung’s employment with Cause, she is entitled to her accrued and unpaid salary and accrued and unpaid bonus through the effective date of termination as well as the reimbursement of any expenses. Ms. Sung resigned from her position as the Chief Financial Officer of the Company, effective March 31, 2011.

Effective May 12, 2011, the Company entered into an Employment Contract (the “Contract”), with Ms. Ziling Sun, our Interim Chief Financial Officer. The Contract provides for a monthly salary of RMB5,000 and continues for a term of six months. The Contract can be terminated by 30-days advance notice by either party. The Contract can be automatically renewed unless either party gives 30-days advance written notice to the other parties prior to the expiration of the term of the Contract of that party’s intention to renew the Contract. Pursuant to the Contract, Ms. Sun is entitled to a total of twenty five paid vacation, sick and personal days during each calendar year and social security insurance in accordance with Chinese laws and regulations.

Potential payments upon termination or change-in-control

The employment contract with Ms. Sung provided the terms of potential payments upon termination. A description of her employment agreement can be found above in the section titled “Employment Agreements”.

Director Compensation

The following table sets forth information concerning the compensation of each person who served as a non-employee director during our fiscal year ended June 30, 2010. The compensation for each of our executive officers who also served as a director during fiscal year ended June 30, 2010 is fully reflected under our “Summary Compensation of Named Executive Officers” disclosure below.

Director Compensation of Non-Employee Directors
for Fiscal Year Ended June 30, 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensat- ion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensat- ion ($)	Total ($)
Feng Xiaowei	$—	98,100	—	—	—	—	$98,100
Huang Lei	$—	—	—	—	—	—	$—
Ge Jian	$—	—	—	—	—	—	$—
Michael Marks	$35,000	10,000	—	—	—	—	$45,000
John (Yang) Wang	$22,500	10,000	—	—	—	—	$32,500

The non-executive directors would also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they would serve.

RISK ANALYSIS OF OUR COMPENSATION PLANS

Our compensation plans do not encourage excessive and unnecessary risk taking.  The plans encourage long term staff retention which is critical for the Company to maintain its strategy of growing through acquisition and new business lines in the PRC.  The Company does not believe that there are any risks arising from its compensation plans and policies that are likely to have a material effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors during the fiscal year ended June 30, 2010 were John (Yang) Wang, Ge Jian and Feng Xiaowei.  No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.  No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT (1)

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Proxy Statement.

The members of the Compensation Committee are:

Feng Xiaowei, Chairman
John (Yang) Wang
Ge Jian

(1)
The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE FIVE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Bernstein & Pinchuk LLP (“B&P”) has served as our independent auditors since March 30, 2011. Effective April 14, 2011, the practice of B&P entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“Marcum BP”) in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined Marcum BP as employees of Marcum BP. Accordingly, effective April 14, 2011, B&P resigned as the Company's independent registered public accounting firm and Marcum BP became the Company's independent registered public accounting firm. The Board of Directors has appointed Marcum BP as our independent auditors for the 2011 fiscal year, subject to the ratification by stockholders. A representative from Marcum BP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.  Our former auditors, the firm of Frazer Frost, LLP served as our independent auditors from February 25, 2008 to March 30, 2011. No representative from Frazer Frost, LLP is expected to be present at the Annual Meeting.

In the event the stockholders fail to ratify the selection of Marcum BP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Fees of Independent Auditor

The firm of Marcum BP has served as our independent auditors since April 14, 2011. There were no fees billed by Marcum BP for audit services related to the fiscal year 2010, and for other professional services billed in the fiscal year 2010.

Aggregate fees billed by Frazer Frost for audit services related to the most recent fiscal years, and for other professional services billed in the most recent fiscal years, were as follows:

	Fiscal 2010	Fiscal 2009	Fiscal 2008
Audit Fees	$265,250	$268,600	$245,000
Audit Related Fees	25,000	26,000	20,000
Tax Fees	10,000	8,000	-
All Other Fees	-	-	-
Total	300,250	$302,600	$265,000

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit Related Fees

This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees

This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures

As provided for in our Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services by the independent auditors as required by applicable law. The Audit Committee pre-approved all of the services and fees reported above.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL 3

APPROVAL OF THE JIANGBO PHARMACEUTICALS, INC. 2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

The Company is seeking approval of the stockholders to adopt the Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan (the “2011 Plan”). The purpose of the 2011 Plan is to attract and retain qualified individuals for positions of substantial responsibility with the Company and to provide incentives to such individuals to promote the success of the Company’s business.  If the 2011 Plan is approved, the aggregate number of shares of Common Stock that may be issued under the 2011 Plan shall not exceed 500,000 shares.

General Description of the 2011 Plan

The following is a summary of the material provisions of the 2011 Plan and is qualified in its entirety by reference to the complete text of the 2011 Plan, a copy of which is attached to this proxy statement as Appendix D.

Administration. The 2011 Plan is administered by the Compensation Committee of the Board of Directors, which consists of three members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the Compensation Committee has complete discretion, subject to the express limits of the 2011 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the Common Stock underlying the award, and the required withholding, if any. The Compensation Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely impair the participant’s rights or entitlements with respect to that award. The Compensation Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2011 Plan. Notwithstanding the foregoing, the Compensation Committee does not have any authority to grant or modify an award under the 2011 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A. The last reported sales price on the NASDAQ Stock Market of the Company’s Common Stock on May 26, 2011 was $3.15.

Grant of Awards; Shares Available for Awards. The 2011 Plan provides for the grant of distribution equivalent rights, incentive stock options, non-qualified stock options, performance share awards, performance unit awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, tandem stock appreciation rights, unrestricted stock awards to directors, officers, employees and nonemployee consultants of the Company or its affiliates. The Company has reserved a total of 500,000 shares of Common Stock for issuance as or under awards to be made under the 2011 Plan.  If any award lapses, expires, is cancelled, or terminates unexercised or ceases to be exercisable for any reason, the number of shares subject thereto is again available for grant under the 2011 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2011 Plan in any calendar year is limited to 100,000.

Currently, there are ten (10) employees, directors, and non-employee consultants who would be entitled to receive stock options and/or restricted shares under the 2011 Plan. Future new hires and additional consultants would be eligible to participate in the 2011 Plan as well. The number of options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Options granted under the 2011 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Internal Revenue Code of 1986, as amended, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Compensation Committee may determine; provided, however, that the per share exercise price under an option may not be less than the fair market value of a share of the underlying Common Stock on the date of grant and the term of the option may not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying Common Stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2011 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the compensation committee may specify.

Performance Shares or Performance Unit Awards. Performance share or performance unit awards entitle the participant to receive cash or shares of Common Stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s Common Stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards or Restricted Stock Unit Award. A restricted stock award is a grant or sale of Common Stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Compensation Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the holder satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of Common Stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change of Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The Board of Directors may adopt, amend and rescind rules relating to the administration of the 2011 Plan, and amend, suspend or terminate the 2011 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of the participant with respect to any award without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with Code Sections 162(m) and/or 409A. We have attempted to structure the 2011 Plan so that remuneration attributable to options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

Certain Federal Income Tax Consequences of the 2011 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law of options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences.

A participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefore, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.  Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company, if it is subject to U.S. income taxation, will not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.  In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefore is a preference item for alternative minimum taxable income determination purposes. In addition, the participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A participant does not recognize income upon the grant of a SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant does not recognize income on the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received.  At such time, the participant recognizes ordinary compensation income equal to the amount of cash received, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company, if it is subject to U.S. income taxation, will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

A participant recognizes ordinary compensation income on receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company, if it is subject to U.S. income taxation, will generally be entitled to deduct such amount at such time.

REQUIRED VOTE

Approval of the Plan requires an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE JIANGBO PHARMACEUTICALS, INC. 2011 OMNIBUS SECURITIES AND INCENTIVE PLAN.

MISCELLANEOUS

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The Company did not have notice, as of March 2, 2011, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement.  The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our Annual Meeting of Stockholders that will be held in 2012, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than January 18, 2012.  The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board of Directors for our Annual Meeting of Stockholders that will be held in 2012 will vote in their discretion as to any matter of which Company has not received notice by March 26, 2012.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

This proxy statement and Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 is available on our website at www.jiangbopharma.com.  The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Secretary of the Company, c/o Jiangbo Pharmaceuticals, Inc., 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED MAY 31, 2011.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors,

/s/ Cao Wubo
Cao Wubo
Chairman of the Board of Directors

Dated: May 31, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

JIANGBO PHARMACEUTICALS, INC.

TO BE HELD ON JUNE 28, 2011

The undersigned stockholder of Jiangbo Pharmaceuticals, Inc., a Florida corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Cao Wubo and Jin Linxian, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2011 Annual Meeting of Stockholders of the Company to be held on June 28, 2011, at 9:00 a.m. Beijing Standard Time (local time), which is equivalent to June 27, 2011 at 9:00 p.m. U.S. Eastern Standard Time, at 25 Haihe Road, Laiyang Economic Development Zone, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	To elect Five (5) Directors	1. Cao Wubo	2. Feng Xiaowei	3. Huang Lei
		4. Ge Jian	5. George (Guoqing) Zhou

☐ FOR all nominees listed above (except those whose names or numbers have been written on the line below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve and adopt the Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

Date: ________, 2011	_____________________________________

_____________________________________

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

Appendix A

COMPENSATION COMMITTEE CHARTER

OF

JIANGBO PHARMACEUTICALS, INC.

The Compensation Committee of the Board of Directors (the “Board”) of Jiangbo Pharmaceuticals, Inc. (the “Company”) shall consist of a minimum of three (3) directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading, or which directors shall constitute the majority of the directors of the Board meeting the independence requirements and standards established from time to time by the SEC and any such securities exchange on which the Company’s securities are listed or quoted for trading.  The Board shall designate one member of the Compensation Committee to be the Chairperson.  The Compensation Committee shall meet at least once a year.

The purpose of the Compensation Committee shall be to assist the Board in determining the compensation of the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and other officers of the Company (collectively, the “Officers”).

In furtherance of this purpose, the Compensation Committee shall have the following authority and responsibilities:

1.           Annually review the Company’s corporate goals and objectives relevant to the Officers’ compensation; evaluate the Officers’ performance in light of such goals and objectives; and, either as a Compensation Committee together with the other independent directors (as directed by the Board), determine and approve the Officers’ compensation level based on this evaluation.  In determining the long-term incentive component of the Officers’ compensation, the Compensation Committee will consider the Company’s performance, the value of similar incentive awards to the Officers at comparable companies, and the awards given to the Company’s Officers in past years.

2.           Annually review and make recommendations to the Board with respect to non-CEO and non-CFO compensation.  The Compensation Committee shall attempt to ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforces business strategies and objectives for enhanced stockholder value, and is administered in a fair and equitable manner consistent with established policies and guidelines.

3.           Administer the Company’s incentive-compensation plans and equity-based plans, insofar as provided therein.

4.           Make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans.

5.           Approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

6.           Review and assess the adequacy of this charter annually.

7.           Prepare a report on executive compensation as required to be included in the Company’s proxy statement or annual report on Form 10-K or equivalent, filed with the SEC.

The Compensation Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.  The Chief Executive Officer of the Company may not be present during voting or deliberations of the Compensation Committee.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Compensation Committee if the Board, under exceptional and limited circumstances, determines that membership on the Compensation Committee by the individual is required in the best interests of the Company and its stockholders.  In such event, the Board will disclose in the Company’s next annual proxy statement (or in its next annual report on SEC Form 10-K or equivalent if the Company does not file an annual proxy statement), subsequent to such determination, the nature of that director’s relationship with the Company and the reasons for that determination.  A member appointed under this exception may not serve longer than two years.

The Compensation Committee shall have the authority retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Compensation Committee shall have sole authority to approve related fees and retention terms.

The Compensation Committee shall report its actions and recommendations to the Board after each committee meeting.

Adopted: July 18, 2008

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Appendix B

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER OF

JIANGBO PHARMACEUTICALS, INC.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Directors (the “Board”) of Jiangbo Pharmaceuticals, Inc. (the “Company”) shall consist of a minimum of two (2) directors, each of which shall meet the independence requirements and standards established from time to time by the Securities and Exchange Commission (the “SEC”) and any such securities exchange on which the Company’s securities are listed or quoted for trading.  The Nominating Committee shall meet at least once a year.

The purpose of the Nominating Committee shall be to assist the Board in identifying qualified individuals to become board members, in determining the composition of the Board and in monitoring a process established to assess Board effectiveness.

In furtherance of this purpose, the Nominating Committee shall have the following authority and responsibilities:

1.	Make recommendations to the Board regarding the size and composition of the Board, establish procedures for the nomination process and screen and recommend candidates for election to the Board.

2.	To review with the Board from time to time the appropriate skills and characteristics required of Board members.

3.	To establish and administer a periodic assessment procedure relating to the performance of the Board as a whole and its individual members.

4.	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

The Nominating Committee shall have the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.

The Nominating Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as it may deem appropriate in its sole discretion. The Nominating Committee shall have sole authority to approve related fees and retention terms.

The Nominating Committee shall report its actions and recommendations to the Board after each committee meeting.

Adopted: February 27, 2010

Appendix C
AUDIT COMMITTEE CHARTER
OF
JIANGBO PHARMACEUTICALS, INC.
MISSION STATEMENT

The Audit Committee of Jiangbo Pharmaceuticals, Inc. (the “Company”) has been established by the board of directors of the Company (the “Board”) to assist the Board in fulfilling its responsibilities to oversee the Company’s financial and accounting operations.  The Audit Committee will review and be responsible for, among other things, the Company’s system of internal controls, its financial reporting process, the audit process, and the Company’s processes for monitoring compliance with laws and regulations.  In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company’s internal auditors, and the independent auditors.  The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members.  The Board shall designate one member of the Audit Committee to be the Chairperson.  Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission (“SEC”) and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

Each member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

At least one member of the Audit Committee shall qualify as a “audit committee financial expert” in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders.  In such event, the Board will disclose in the Company’s next annual proxy statement the nature of that director’s relationship with the Company and the reasons for that determination.

If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate.  Any member of the Committee may call a special meeting of the Committee.  Meetings of the Committee may be held telephonically.

The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately.  In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company’s financial statements.

The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities.  The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

The Committee’s primary responsibility is one of oversight and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the independent auditors are responsible for auditing those financial statements.  The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.  The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Corporate Governance

1.	Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

2.	Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

3.	Review and approve all transactions with affiliates, related parties, directors and executive officers.

4.	Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

5.	Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

1.
Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company’s books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

2.
Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

2

3.
Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

4.
Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules promulgated thereunder.

5.
Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement.  The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee.  All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

6.	Review and approve all compensation to the independent auditors for all audit and non-audit services.

7.
Review regularly with the independent auditors any audit problems or difficulties and management’s response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

8.	Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit.  The Audit Committee shall:

1.
After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

2.
Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC.  Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

3.
Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

3

4.
Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Act with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

5.
Discuss with the independent auditor and management the independent auditor’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, as applied in the Company’s financial reporting in accordance with SAS No. 61.

6.
Review and discuss with management and the independent auditors the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.  This review may be generally of disclosure and reporting policies.  The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

7.
Prepare the report required by the SEC to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

1.	Meet separately in executive session, at least annually, with the Company’s principal accounting officer to discuss:

a)	the scope of internal accounting and auditing procedures then in effect;

b)	the Company’s means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

c)	the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

2.
Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

3.	Review on an annual basis the performance of the internal audit group.

4.
In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

5.
Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the design and operation of the Company’s internal control structure and procedures for financial reporting, as well as the Company’s disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Act and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other

1.	Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

2.
The Audit Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations.

Adopted: July 18, 2008

4

Appendix D

JIANGBO PHARMACEUTICALS, INC.

2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

JIANGBO PHARMACEUTICALS, INC.
2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

JIANGBO PHARMACEUTICALS, INC.
2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table Of Contents (continued)

ii

JIANGBO PHARMACEUTICALS, INC.

2011 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Jiangbo Pharmaceuticals, Inc., a Florida corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)           Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)           The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c)           The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)           The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before; or

(e)           Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, of the Company.

“Company” shall mean Jiangbo Pharmaceuticals, Inc., a Florida corporation, and any successor thereto.

2

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean ___________, 2011.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times.  If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date.  If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement).  The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

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“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Criteria” shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Jiangbo Pharmaceuticals, Inc. 2011 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean Awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restricted Stock Unit Award”  shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Stock Unit Award Agreement”  shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Unit Award.

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“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Incentive Stock Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) share of Common Stock for purposes of each Restricted Stock Unit Award.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

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ARTICLE IV
ADMINISTRATION

Section 4.1           Composition of Committee.  The Plan shall be administered by the Committee, which shall be appointed by the Board.  The Committee shall consist solely of three (3) or more Directors who are each (i) “outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2           Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3           Additional Powers.  The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4           Committee Action.  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

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ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1           Stock Grant and Award Limits.  The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed five hundred thousand (500,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one Employee during any calendar year, shall be one hundred thousand (100,000) shares (subject to adjustment in the same manner as provided in Article XV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2           Stock Offered.  The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF
EMPLOYMENT, DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1           Eligibility.  Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2           Termination of Employment or Director Status.  Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b)           The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

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(1)           If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2)           If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c)           If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

Section 6.3           Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)           The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1)           If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2)           If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)           If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or Restricted Stock Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Restricted Stock Units. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Restricted Stock Units shall not be so canceled and forfeited.

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Section 6.4           Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option.  Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5           Termination for Cause.  Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1           Option Period.  The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2           Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3           Special Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders.  The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

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Section 7.4           Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of the shares of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of shares of Common Stock to be issued upon exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.  Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5           Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of shares of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4 (b). Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6           Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7           Options and Rights in Substitution for Stock Options Granted by Other Corporations.  Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

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Section 7.8           Prohibition Against Repricing.  Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1           Restriction Period to be Established by Committee.  At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2           Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.  All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3           Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4           Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

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ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

Section 10.1         Terms and Conditions.  The Committee shall set forth in the applicable Restricted Stock Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period.  The terms and conditions of the respective Restricted Stock Unit Award Agreements need not be identical.

Section 10.2         Payments.  The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Award Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement.  Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1         Terms and Conditions.  The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period.  The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2         Payments.  The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.  If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

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ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1         Terms and Conditions.  The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award.  Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period.  The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2         Stockholder Rights and Privileges.  The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1         Terms and Conditions.  The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2         Interest Equivalents.  The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

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ARTICLE XIV
STOCK APPRECIATION RIGHTS

Section 14.1         Terms and Conditions.  The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a)           The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b)           The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 14.2         Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a)           The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b)           The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c)           The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)           The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e)           The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1         Adjustments to Common Stock.  The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

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Section 15.2         Recapitalization.  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 15.3         Other Events.  In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of shares available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive.  In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award.  The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4         Powers Not Affected.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5         No Adjustment for Certain Awards.  Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

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ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date).  The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI.  In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

ARTICLE XVII
MISCELLANEOUS

Section 17.1         No Right to Award.  Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2         No Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3         Other Laws; No Fractional Shares; Withholding.  The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award.  Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 17.4         No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

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Section 17.5         Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

Section 17.6         Beneficiary Designations.  Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7         Rule 16b-3.  It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 17.8         Section 162(m).  It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.  The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, stockholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various stock market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction.  Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies.  When establishing Performance Goals for the applicable Performance Period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act.  Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee.  If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code.  The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.  For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be one million Dollars ($1,000,000).

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Section 17.9         Section 409A.  Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code.  Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.  Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code.  The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10       Indemnification.  Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11       Other Plans.  No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received.  Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12       Limits of Liability.  Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

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Section 17.13       Governing Law.  Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of law.

Section 17.14       Severability of Provisions.  If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15       No Funding.  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16       Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17       Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any.  The terms of the Award Agreements utilized under the Plan need not be the same.

Section 17.18       California Information Requirements.  To the extent applicable, the Company shall comply with the information requirements applicable to the Plan pursuant to Section 260.140.46 of the California Code of Regulations.

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